UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BISON CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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BISON CAPITAL ACQUISITION CORP.
609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China

TO THE SHAREHOLDERS OF BISON CAPITAL ACQUISITION CORP.:

You are cordially invited to attend the 2018 annual meeting (the “Meeting”) of the shareholders of Bison Capital Acquisition Corp. (the “Company” or “BCAC”) to be held at 9:30 a.m., local time, at the Company’s corporate office, 609-610 21st Century Tower No. 40 Liangmaqiao Road Chaoyang District, Beijing China on December 28, 2018, for the purpose of considering and voting upon the following proposals:

●	To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2020 annual meeting of shareholders;

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017 and for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018; and

●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the Meeting.

The Board has fixed the close of business on November 21, 2018 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were 7,978,937 outstanding shares, including 6,037,500 outstanding public shares.

After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR All” the proposal regarding the re-election of the three directors identified herein to the Board, “FOR” the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

You are welcome to attend the Meeting in person. Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.

I look forward to seeing you at the meeting.

Dated: November 26, 2018

Sincerely,

/s/ James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 9:30 am December 28, 2018 (Beijing Time)

TO THE SHAREHOLDERS OF BISON CAPITAL ACQUISITION CORP.:

You are cordially invited to attend the 2018 annual meeting (the “Meeting”) of the shareholders of Bison Capital Acquisition Corp. (the “Company” or “BCAC”) to be held at 9:30 a.m., local time, at the Company’s corporate office, 609-610 21st Century Tower No. 40 Liangmaqiao Road Chaoyang District, Beijing China, on December 28. 2018, for the purpose of considering and voting upon the following proposals:

●	To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2020 annual meeting of shareholders;

●	To ratify the appointment of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2017 and for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018; and

●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on November 21, 2018 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were 7,978,937 outstanding shares, including 6,037,500 outstanding public shares.

The affirmative vote of 50% or more of the Company’s shares present (in person or by proxy) at the Meeting and voting will be required to approve the proposals. Each of the three directors identified herein shall be re-elected to the Board if that director's election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting and voting on the proposal. With regard to the re-election of the three directors note however that while each will be elected for a further two year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting. The proxy statement is dated November 26, 2018 and is first being mailed to shareholders of the Company on or about November 27, 2018 along with our annual report for the fiscal year ended December 31, 2017 and proxy card.

Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Dated: November 26, 2018

/s/ James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. You may also cast your vote in person at the Meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the Meeting by obtaining a proxy from your broker, bank or other nominee.

i

BISON CAPITAL ACQUISITION CORP.

609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 9:30 A.M. ON DECEMBER 28, 2018 (Beijing Time)

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2018 annual meeting of shareholders (the “Meeting”) to be held on December 28, 2018 at 9:30 a.m., local time, at the Company’s corporate office, 609-610 21st Century Tower No. 40 Liangmaqiao Road Chaoyang District, Beijing China, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

Q. What is being voted on?	A.

You are being asked to consider and vote on the following proposals:

●     To re-elect each of the three directors identified herein to the Company’s Board, with such directors to serve until the 2020 annual meeting of shareholders;

●     To ratify the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2017 and for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018; and

●     To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

With regard to the re-election of the three directors note however that while each will be elected for a further two year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” the re-election of the three directors identified in the proxy statement to the Board and “FOR” directing the ratification of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2017 and for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

Q. Who may vote at the Meeting?	A.	The Board has fixed the close of business on November 21, 2018 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.

Q. How many votes must be present to hold the Meeting?	A.	A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were 7,878,937 outstanding shares, including 6,037,500 outstanding public shares.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 1,509,375 of the Company’s shares, representing approximately 24.1% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.	Each of the proposal three directors identified herein shall be re-elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Meeting, in order for your shares to be voted at the Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the Meeting?	A.	We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Q: How do I vote	A.	If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.

If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Can I receive future materials via the internet?	A.	If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

Q. Who can help answer my questions?	A.

If you have questions, you may write or call:

Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road, Chaoyang District

Beijing 100016, China

Attn: Jim (Keshu) Li
Tel: (86)10-8444-6968
Email: jim.li@bisonholding.com

NOT TO SEEK APPROVAL ON THE PROPOSED BUSINESS COMBINATION

On November 2, 2018, the Company filed a preliminary proxy statement with the SEC in connection with the proposed business combination with Xynomic Pharmaceuticals, Inc., a company incorporated under the laws of Delaware. Following completion of the SEC’s review process, a definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination with Xynomic (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will contain important information regarding the proposed business combination with Xynomic.

You are NOT being asked to vote on the proposed business combination with Xynomic at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Xynomic when it is submitted to shareholders.

PROPOSAL 1- ELECTION OF CLASS I DIRECTORS

The Company's board of directors is currently divided into two classes, Class I and Class II, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term.

Under the Memorandum and Articles of Association of the Company, the terms of the present Class I directors, Messrs, Richard Wu, Charles Prizzi and Thomas Folinsbee, are due to expire at the Company's first annual general meeting. At the Meeting therefore, the shareholders are being asked to re-elect each of Messrs Richard Wu, Charles Prizzi and Thomas Folinsbee to our board of directors to serve as Class I directors until the 2020 annual meeting of shareholders.

With regard to the re-election of the three directors note however that while each will be elected for a further two year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Subsequent to shareholder approval of this proposal, the Board will have a total of five members, divided into two classes as follows:

Class	Term	Directors

Class I	Class I Directors shall stand elected for a term expiring at the Company's first annual shareholder meeting and directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second annual shareholder meeting following their election.	1. Richard Wu 2. Charles Prizzi 3. Thomas Folinsbee

Class II	Class II Directors shall stand elected for a term expiring at the Company's second annual shareholder meeting, and directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second annual shareholder meeting following their election.	4. Peixin Xu 5. James Jiayuan Tong

The following biographical information is furnished as to each nominee for election as a Class I director:

Mr. Richard Peidong Wu, is one of our independent directors and Chairman of the Audit Committee. Mr. Wu has been Chief Financial Officer of Airmedia Group Inc., a Nasdaq-listed outdoor media group (stock ticker: AMCN) with multiple operating units and more than 600 employees since May 2014. Mr. Wu is responsible for the accounting, finance, and operational decisions for Airmedia Group Inc. He has lead strategies, investment, budgeting, reporting, auditing, regulatory filing, and board meetings. Prior to joining Airmedia Group Inc., Mr. Wu served as the lead of legal and compliance at Nokia Siemens Networks (China) Limited, from April 2012 until April of 2014, where he oversaw the legal and compliance operations consisting of 12 legal entities and 20,000 employees. From January 2010 to March 2012, Mr. Wu served as a Senior Vice President and Chief Financial Officer for Vimicro International Corporation, (Nasdaq: VIMC) that designs, develops, and markets mixed-signal semiconductor products and system-level solutions. When at VIMC, Mr. Wu was responsible for finance, control, legal, and investor relations. From January 200 to December 2009, Mr. Wu was President of Dragon Bay Capital, LLC, a China-focused financial advisory and management consulting firm specializing in IPO preparation, fund raise, M&A, restructuring, turnaround, pre-auditing, compliance, and corporate governance. From May 1996 to December 1999, Mr. Wu was a Senior Finance Management for Motorola, Inc. Mr. Wu received his MBA in Finance and Accounting from the University of Pennsylvania, the Wharton School, in May of 1995. He received his Master of Justice Administration from Indiana University in May 1994. He earned his Master of Law from China University of Political Science and Law in July 1987 and his Bachelor of Arts from Zhengzhou University in July 1985. Mr. Wu is also a licensed lawyer of China.

We believe Mr. Wu is well-qualified to serve as a member of our board and Chairman of the Audit Committee due to his experience and success as Chief Financial Officer for multiple Nasdaq listed companies, as well as his knowledge in finance and accounting.

Mr. Charles Vincent Prizzi is one of our independent directors. Mr. Prizzi has been the Vice President for Development and Community Relations and a member of the senior administrative team at Cold Spring Harbor Laboratory, a world-renowned cancer and neuroscience research institution based in New York since February 2000. Mr. Prizzi has also served as one of Cold Spring Harbor’s liaisons to Accelerate Long Island, an organization composed of leading research institutions to strengthen Long Island’s regional biotechnology cluster since May 2012. Mr. Prizzi has also served on the charity boards of Save the Children – Long Island Chapter, the Cold Spring Harbor Education Foundation, the Long Island University Alumni Board, the Thomas Hartman Foundation for Parkinson’s Research, and the Don Monti Memorial Cancer Research Foundation. Mr. Prizzi received both his Master of Business Administration and Bachelor of Science from Long Island University, where he was honored with the Outstanding Alumni Award. He received the Special Humanitarian Award from the Sons of Italy in America Grand Lodge of New York in 2007 and the “40 Under 40” Award by Long Island Business News in 2013.

We believe Mr. Prizzi is well-qualified to serve as a member of our board due to his experience and success in research, science education, management and fund raising.

Mr. Thomas Folinsbee, CFA, is one of our independent directors. Mr. Folinsbee is Director of Corporate Development of 3SBio Inc.’s strategic investment division with a focus on sourcing business development opportunities in Canada, Australia, and Japan, including licensing, distribution, and M&A. Mr. Folinsbee joined 3SBio, a biotechnology company, in 2009 to manage 3SBio’s investor relations activities and was a member of the management group which delisted 3SBio from NASDAQ in May 2013 and relisted it on the Hong Kong Stock Exchange in June 2016. In addition, since 2011, Mr. Folinsbee has worked with the board of directors of Hisanaga Seisakusho Co. Ltd, a Japanese company, where he helped launch Hisanaga’s sales platform in India and designed a business intelligence system to support a corporate turnaround. Mr. Folinsbee has over 25 years of experience as a financial and securities professional. In 2001, Mr. Folinsbee established Optivest Systems Ltd and developed proprietary research databases to support institutional investment strategies. In 2006, Mr. Folinsbee joined BNP Paribas’ Asian Execution Services desk where he helped institutional investors implement statistical arbitrage strategies and post-trade analytics. In 2008, he rejoined Macquarie Equities (Hong Kong) Limited in its Alternative Strategies Division where he packaged long-short trading strategies in collaboration with the equity research platform. Mr. Folinsbee had previously been at Macquarie from 1998 to 2001. Mr. Folinsbee graduated in 1990 from McGill University with a Bachelor of Commerce degree with concentrations in finance and international business (with distinction).

We believe that Mr. Folinsbee is well-qualified to serve as a member of our board due to his financial and investment experience and his experience in operating and sourcing business opportunities worldwide.

Director Compensation

The table below shows the compensation received by each of our Class I directors during 2017. Our non-employee directors do not receive fringe or other benefits.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Richard Wu (1)	-	-	-	-	-	-	-
Charles Prizzi (2)	6,000	-	-	-	-	-	6,000
Thomas Folinsbee (2)	6,000	-	-	-	-	-	6,000

(1) (2)	Mr. Richard Wu was appointed as a Class I director on May 25, 2018; The appointment went effective in June 2017.

Required Vote

Each of Thomas Folinsbee, Charles Prizzi and Richard Wu shall be re-elected to the board of directors of the Company as Class I directors until the 2020 annual meeting of shareholders if the proposal to re-elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR ALL” the re-election of the persons named above.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTNANT

We are asking our shareholders to ratify the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ended December 31, 2017 and the interim periods ended March 31, 2018, June 30, 2018 and September 30, 2018. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2017.

The following is a summary of fees paid to Marcum for services rendered during the period from October 7, 2016 (inception) through December 31, 2017:

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2017 and 2016 totaled $24,500 and -0- respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid Marcum $65,565 and $12,500 for consultations concerning financial accounting and reporting standards during the year ended December 31, 2017 and 2016, respectively.

Tax Fees

We did not pay Marcum for tax planning and tax advice for the years ended December 31, 2017 and 2016.

All Other Fees

We did not pay Marcum for other services for the years ended December 31, 2017 and 2016.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Auditor Representatives at Annual Meeting

We expect that representatives of Marcum will not be present at the Annual Meeting.

Required Vote

The proposal to ratify the appointment of Marcum requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the appointment of Marcum LLP as our independent registered public accounting firm.

PROPOSAL 3--THE ADJOURNMENT

The adjournment proposal, if adopted, will request the chairman of the Meeting (who has agreed to act accordingly) to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting shall not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Meeting vote for the adjournment proposal, the chairman of the Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

GOVERNANCE OF BCAC

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Position
Peixin Xu	46	President, Director and Chairman of the Board
James Jiayuan Tong	44	Chief Executive Officer and Chief Financial Officer, and Director
Peng Jin	42	Chief Operating Officer and Secretary
Fan Bu	34	Chief Financial Officer and Principal Accounting Officer
Charles Vincent Prizzi	43	Director and Chairman of the Compensation Committee
Thomas Folinsbee	50	Director
Richard Wu	53	Director and Chairman of the Audit Committee

Mr. Peixin Xu has been our President and Chairman of the Board since December 2016. Since March 2013, Mr. Xu has been the Founder, Managing Partner and Director of our Sponsor. He has been an Executive Director of Bison Finance Group Limited since November 21, 2017. Mr. Xu has been a Researcher at Peking University since 2007. He has over 18 years of experience in the information technology industry. He served as the Manager of New Product Department of North Star Group’s Commercial Section that he became a retailing business expert. In 2001, he started as an Angel Investor establishing and involved in several companies in multiple business areas. Mr. Xu is the Founder of Beijing RedBaby Information Technology Co., Ltd. and has served as its Chief Executive Officer, Director, and Chairman since June 2004. Mr. Xu served as a venture Partner of New Enterprise Associates from 2005 to June 2012. Mr. Xu has been a Non-Executive Director of Target Capital Management Limited from July 2016 to August 2018. He has been an Independent Director of Bona Film Group Limited from November 13, 2011, to April 2016. He has been a Director of Cinedigm Corp. since November 1, 2017. He served as a Director of AirMedia Group, Inc. from November 2011 to April 2016. He completed B.A. in Business Administration from the Tianjin University of Commerce in 1993.

We believe Mr. Xu is well-qualified to serve as a member of our board due to his in-depth knowledge and experience in the Chinese and global capital markets and his experience in the fields of securities and financial services for over 10 years.. It is expected that Mr. Xu will resign as a director upon the Closing of the Company’s Business Combination.

Dr. James Jiayuan Tong has been our Chief Executive Officer, Chief Financial Officer and a director since December 2016. Since October 2015, Dr. Tong has served as a Partner of our sponsor. Dr. Tong has served as a Venture Partner at Delta Capital, a venture capital and early growth investment firm, since September 2015. From December 2014 until September 2015, Dr. Tong worked as an advisor to Delta Capital. From 2010 to November 2014, he worked as Chief Financial Officer at Tianyin Pharmaceutical Co., Inc, a U.S. public company that manufactures and sells biopharmaceutical herbal medicines, branded generics and other pharmaceuticals in Asia. From 2008 to 2010, Dr. Tong worked as Vice President in the investment banking department at Roth Capital, an investment banking firm headquartered in Newport Beach, CA. In 2007, Dr. Tong was a biotech equity research analyst for Rodman & Renshaw. In 2006, Dr. Tong was principal investigator at the Grass Foundation Laboratory at the Marine Biological Laboratory, Woods Hole, MA. From 2002 to 2005, Dr. Tong was a Postdoctoral Research Fellow at Center for Molecular Medicine and Mitochondrial Genetics at the University of California, Irvine focusing on Neurofibromatosis, cognitive disorders and longevity research. Dr. Tong graduated from Peking University Healthcare Center with a Medical Degree in 1996 and from Stony Brook University and Cold Spring Harbor Laboratory with a Doctor of Philosophy degree majored in Neurobiology and Behavior in 2002.

We believe Dr. Tong is well-qualified to serve as a member of the board because of his experience in healthcare and medical industries, his knowledge of capital markets and investment management, and his experience in U.S. public companies.

Mr. Peng Jin has been our Chief Operating Officer since December 2016. Since August 2014, Mr. Jin has been a Managing Partner of our sponsor. In addition, since July 2016, Mr. Jin has been a Non-Executive Director of Target Capital Management Limited. From August 2000 until December 2002, Mr. Jin worked at 21 Vianet (Nasdaq: VNET) as Vice President in charge of operations. From 2003 to 2008, Mr. Jin was a Partner at China eCapital, a boutique investment bank. During his stay at China eCapital, Mr. Jin led many fund raising, leveraged buyout and cross-border M&A transactions in the Internet and consumer service industries. In 2008, Mr. Jin co-founded Keytone Ventures, a U.S. dollar venture capital fund focused on early-growth stage technology investment opportunities and served as a Partner there until May 2014. Mr. Jin holds a bachelor’s degree in Finance and Information Systems from New York University, Stern School of Business. It is expected that Mr. Jin will resign as a director upon the consummation of the Company’s initial business combination.

Mr. Fan Bu has been our Chief Financial Officer and Principal Accounting Officer since September 28, 2017. Since June 2017, Mr. Bu has severed as an audit director at Bison Capital Holding Company Limited, the sponsor of the Company. During December 2013 to May 2017, Mr. Bu served as an audit manager at KPMG Huazhen LLP. From October 2010 to December 2013, Mr. Bu served as a senior financial consultant at KPMG Advisory (China) Limited. Mr. Bu graduated from Shandong Economic University with a Bachelor’s Degree in International Trade in June 2007 and graduated from Ocean University of China with a Master’s Degree in Economics in June 2010. Mr. Bu is a certified public accountant in China (CICPA).

Mr. Charles Vincent Prizzi is one of our independent directors. Mr. Prizzi has been the Vice President for Development and Community Relations and a member of the senior administrative team at Cold Spring Harbor Laboratory, a world-renowned cancer and neuroscience research institution based in New York, since February 2000. Mr. Prizzi has also served as one of Cold Spring Harbor’s liaisons to Accelerate Long Island, an organization composed of leading research institutions to strengthen Long Island’s regional biotechnology cluster, since May 2012. Mr. Prizzi has also served on the charity boards of Save the Children – Long Island Chapter, the Cold Spring Harbor Education Foundation, the Long Island University Alumni Board, the Thomas Hartman Foundation for Parkinson’s Research and the Don Monti Memorial Cancer Research Foundation. Mr. Prizzi received both his Master of Business Administration and Bachelor of Science from Long Island University, where he was honored with the Outstanding Alumni Award. He received the Special Humanitarian Award from the Sons of Italy in America Grand Lodge of New York in 2007 and the “40 Under 40” Award by Long Island Business News in 2013.

We believe Mr. Prizzi is well-qualified to serve as a member of our board due to his experience and success in research, science education, management and fund raising.

Mr. Thomas Folinsbee, CFA, is one of our independent directors. Mr. Folinsbee is Director of Corporate Development of 3SBio Inc.’s strategic investment division with a focus on sourcing business development opportunities in Canada, Australia and Japan, including licensing, distribution and M&A. Mr. Folinsbee joined 3SBio, a biotechnology company, in 2009 to manage 3SBio’s investor relations activities and was a member of the management group which delisted 3SBio from NASDAQ in May 2013 and relisted it on the Hong Kong Stock Exchange in June 2016. In addition, since 2011, Mr. Folinsbee has worked with the board of directors of Hisanaga Seisakusho Co. Ltd, a Japanese company, where he helped launch Hisanaga’s sales platform in India and designed a business intelligence system to support a corporate turnaround.  Mr. Folinsbee has over 25 years of experience as a financial and securities professional. In 2001, Mr. Folinsbee established Optivest Systems Ltd and developed proprietary research databases to support institutional investment strategies. In 2006, Mr. Folinsbee joined BNP Paribas’ Asian Execution Services desk where he helped institutional investors implement statistical arbitrage strategies and post-trade analytics. In 2008, he rejoined Macquarie Equities (Hong Kong) Limited in its Alternative Strategies Division where he packaged long-short trading strategies in collaboration with the equity research platform. Mr. Folinsbee had previously been at Macquarie from 1998 to 2001. Mr. Folinsbee graduated in 1990 from McGill University with a Bachelor of Commerce degree with concentrations in finance and international business (with distinction).

We believe that Mr. Folinsbee is well-qualified to serve as a member of our board due to his financial and investment experience and his experience in operating and sourcing business opportunities worldwide.

Mr. Richard Peidong Wu, is one of our independent directors and Chairman of the Audit Committee. Mr. Wu has been Chief Financial Officer of Airmedia Group Inc., a Nasdaq-listed outdoor media group (stock ticker: AMCN) with multiple operating units and more than 600 employees since May 2014. Mr. Wu is responsible for the accounting, finance, and operational decisions for Airmedia Group Inc. He has lead strategies, investment, budgeting, reporting, auditing, regulatory filing, and board meetings. Prior to joining Airmedia Group Inc., Mr. Wu served as the lead of legal and compliance at Nokia Siemens Networks (China) Limited, from April 2012 until April of 2014, where he oversaw the legal and compliance operations consisting of 12 legal entities and 20,000 employees. From January 2010 to March 2012, Mr. Wu served as a Senior Vice President and Chief Financial Officer for Vimicro International Corporation, (Nasdaq: VIMC) that designs, develops, and markets mixed-signal semiconductor products and system-level solutions. When at VIMC, Mr. Wu was responsible for finance, control, legal, and investor relations. From January 200 to December 2009, Mr. Wu was President of Dragon Bay Capital, LLC, a China-focused financial advisory and management consulting firm specializing in IPO preparation, fund raise, M&A, restructuring, turnaround, pre-auditing, compliance, and corporate governance. From May 1996 to December 1999, Mr. Wu was a Senior Finance Management for Motorola, Inc. Mr. Wu received his MBA in Finance and Accounting from the University of Pennsylvania, the Wharton School, in May of 1995. He received his Master of Justice Administration from Indiana University in May 1994. He earned his Master of Law from China University of Political Science and Law in July 1987 and his Bachelor of Arts from Zhengzhou University in July 1985. Mr. Wu is also a licensed lawyer of China.

We believe Mr. Wu is well-qualified to serve as a member of our board and Chairman of the Audit Committee due to his experience and success as Chief Financial Officer for multiple Nasdaq listed companies, as well as his knowledge in finance and accounting.

Terms of Office of Officers and Directors

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our Memorandum and Articles of Association as it deems appropriate. Our Memorandum and Articles of Association provides that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, one or more vice-presidents, secretaries and treasurers and such other offices as may be determined by the board of directors. However, at the closing of the Business Combination our board and officers will change as described in the section entitled “Management After the Business Combination” in our preliminary proxy statement filed with the SEC on November 2, 2018.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Bison Capital Acquisition Corp., 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing, China. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Messrs. Thomas Folinsbee, Charles Prizzi, and Richard Wu is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of Bison’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management. See “Management After the Business Combination” in our preliminary proxy statement filed with the SEC on November 2, 2018.

Board of Directors and Committees

Our board of directors has three standing committees: an audit committee, a compensation committee, and a special committee. The rules of NASDAQ and Rule 10A-3 of the Exchange Act as required by the rules of the NASDAQ, require that the audit committee and the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Since our IPO, we have an audit committee of the board of directors. Messrs. Richard Wu, Thomas Folinsbee, and Charles Prizzi serve as members of our audit committee. Mr. Richard Wu serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Messrs. Richard Wu, Thomas Folinsbee, and Charles Prizzi are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Richard Wu qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Since our IPO, we have a compensation committee of the board of directors. The members of our Compensation Committee are Messrs. Richard Wu, Thomas Folinsbee, and Charles Prizzi. Mr. Prizzi serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The current charter of the Compensation Committee also provides that the compensation committee may, in its sole discretion, retain, or obtain the advice of a compensation consultant, legal counsel, or other adviser and will be directly responsible for the appointment, compensation, and oversight of the work of any such adviser. Before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, however, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Special Committee (in connection with the Business Combination)

During May 2018, the Board of Directors formed a Special Committee of independent directors to evaluate and make recommendations to the Board of Directors with respect to the Business Combination of the Company. The members of the Special Committee are Messrs. Mr. Richard Wu, Mr. Thomas Folinsbee, and Mr. Charles Prizzi.

Corporate Governance and Nominating Committee

On November 13, 2018 the Board of Directors formed the Corporate Governance and Nominating Committee. The members of our Corporate Governance and Nominating Committee are Charlie Prizzi, Tom Folinsbee and Richard Wu. Mr. Wu will serve as chairman of the corporate governance and nominating committee. We have adopted a committee charter, which details the principal functions of the committee, including:

Establish criteria for membership of the Board, including standards for the independence of directors to serve on the Board and committees of the Board.

●	Evaluate the Board composition and performance, and recommend nominations and re-election of directors, including recommendations of directors to serve on committees of the Board;

●	Administer and oversee all aspects of the Company’s corporate governance functions on behalf of the Board; and

●	Make recommendations to the Board regarding corporate governance issues and related policies for risk assessment and risk management.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers, and employees in accordance with applicable federal securities laws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Executive Compensation

We pay each of our independent directors an annual retainer in an aggregate of $38,400 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the closing of the IPO and ending on the earlier of the consummation of our Business Combination and our liquidation. Until the earlier of the consummation of our Business Combination and our liquidation, we pay an affiliate of our Chairman a total of $5,000 per month for office space, utilities, and secretarial and administrative services. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Except as set forth above, no compensation was paid or will be paid to our Sponsor, executive officers, directors, or any of their respective affiliates, prior to or in connection with the consummation of our Business Combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on the Business Combination. Our independent directors review on a quarterly basis all payments that were made to our Sponsor, officers, directors, or our or their affiliates.

After the completion of our Business Combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company. All such fees would be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with the Business Combination. It is unlikely the amount of such compensation will be known at the time, as it will be up to the directors of the post-combination business to determine executive and director compensation. Any compensation to be paid to our officers will be determined, or recommenced, to the board of directors for determination, either by a committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End

We have adopted the Xynomic 2018 Equity Incentive Plan, the effectiveness of which is conditioned on the approval of the Business Combination Proposal and the Incentive Plan Proposal.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with certain directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

Director Compensation

The Company pays its independent directors an annual retainer in an aggregate amount of $38,400 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the IPO and ending on the earlier of the Business Combination and the Company’s liquidation.

Through June 30, 2018, the Company has paid $38,400 in director’s fees. We reimburse each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 7,978,937 shares of our common stock outstanding as of November 21, 2018, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Peixin Xu (2)	1,117,725	19.2%
James Jiayuan Tong (3)	391,650	4.9%
Peng Jin	-	-
Fan Bu	-	-
Charles Vincent Prizzi	-	-
Thomas Folinsbee	-	-
Richard Wu	-	-
All 5% or more beneficial owners, directors and executive officers as a group (seven individuals)	1,509,375	24.1%
Bison Capital Holding Company Limited	1,117,725	19.2%
Boothbay Absolute Return Strategies LP (4)	446,248	5.59%
HGC Investment Management Inc. (5)	441,875	5.54%
Polar Asset Management Partners Inc.(6)	795,000	9.96%
Weiss Asset Management LP (7)	475,000	5.95%

(1)	Unless otherwise indicated, prior to the Business Combination, the business address of each of the individuals is 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing 100016, China.

(2)	Fengyun Jiang, who has 100% ownership interest in Bison Capital Holding Company Limited and is Peixin Xu’s spouse, has voting and dispositive power over the shares held by such entity. This amount includes 1,117,725 shares held by Bison Capital Holding Company Limited, which is beneficially owned by Fengyun Jiang (100%); Fengyun Jiang has voting and dispositive control over the securities held by Bison and disclaims beneficial ownership of the Ordinary Shares owned by Bison Capital Holding Company Limited, except to the extent of his pecuniary interest in such company. Mr. Xu current is the Chairman of Bison but intends to resign upon the Closing.

(3)	Dr. Tong currently is the Chief Executive Officer and a director of Bison and will remain as the Chief Strategy Officer and a director upon the Closing.

(4)	Boothbay Absolute Return Strategies LP, a Delaware limited partnership (the “Fund”), is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all Shares held by the Fund. Ari Glass is the Managing Member of the Adviser. Accordingly, for the purposes of Reg. Section 240.13d-3, the reporting persons herein may be deemed to beneficially own an aggregate of 446,248 ordinary shares. The address of the Fund is 810 7th Avenue, Suite 615, New York, NY 10019-5818.

(5)	HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership, with respect to the shares held by HGC Investment Management Inc. on behalf of HGC Arbitrage Fund LP. The address of the business office of HGC Investment Management Inc. is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(6)	Polar Asset Management Partners Inc., a company incorporated under the laws on Ontario, Canada, which serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company and certain managed accounts, who collectively directly held shares of the Company. The address of the business office of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(7)	Weiss Asset Management LP, a Delaware limited partnership, is the sole investment manager to a private investment partnership and a private investment fund. WAM GP LLC, a Delaware limited liability company, is the sole general partner of Weiss Asset Management. Andrew Weiss, a United States citizen is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the partnership and the fund. Weiss Asset Management, WAM GP, and Andrew Weiss have a business address of 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In December 2016, we issued an aggregate of 1,437,500 Founder Shares to our Initial Shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On June 19, 2017, the number of Founder Shares issued under the original subscription agreement was increased by way of the sub-division of each of the then existing Founder Shares on a 1.05 for 1 basis, resulting in the total number of Founder Shares becoming 1,509,375. The Founder Shares are identical to the shares sold in the IPO, except that (1) the Founder Shares are subject to certain transfer restrictions as set forth in a certain share escrow agreement, (2) the Founder Shares were purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of the Founder Shares is registered under the Securities Act, in addition to in accordance with the terms of the share escrow agreement, and (3) the Initial Shareholders have agreed (i) to waive their redemption rights with respect to any shares in connection with the consummation of Business Combination and (ii) to waive their liquidation rights with respect to their Founder Shares and private shares if the Company fails to complete a Business Combination within the Combination Period. All of the Founder Shares were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, at the time of our IPO.

Additionally, subject to certain limited exceptions, the Initial Shareholders have agreed not to transfer, assign, or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of (i) one year after the date of the consummation of a Business Combination or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, and with respect to the remaining 50% of the Founder Shares, upon one year after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities, or other property.

Simultaneously with the consummation of the IPO, our Sponsor, Bison Capital Holding Company Limited, and EarlyBirdCapital purchased an aggregate of 388,750 Private Units (or an aggregate purchase price of $3,887,500), of which 362,500 Private Units were purchased by Bison Capital Holding Company Limited and 26,250 Private Units were purchased by EarlyBirdCapital. In addition, on June 28, 2017, the Company consummated the sale of an additional 43,312 Placement Units at a price of approximately $10.00 per Unit, of which 39,375 Private Units were purchased by Bison Capital Holding Company Limited and 3,937 Private Units were purchased by EarlyBirdCapital, generating gross proceeds of $433,125. The proceeds from the sale of the Private Units were added to the net proceeds from the IPO held in the Trust Account.

The Private Units are identical to the Units sold in the IPO, except that (i) Bison Capital Holding Company Limited and EarlyBirdCapital have agreed not to transfer, assign, or sell any of the Private Units until after the completion of a Business Combination, subject to certain exceptions, (ii) the Private Units (including underlying securities) were purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of the Private Units is registered under the Securities Act, and (iii) the warrants included in the Private Units (the “Private Warrants”) are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our Sponsor or EarlyBirdCapital or their permitted transferees. However, the holders have agreed (a) to vote their private shares (representing the ordinary shares underlying the Private Units) and any Public Shares in favor of a Business Combination, (b) not to propose or vote in favor of an amendment to our Memorandum and Articles of Association, prior to and unrelated to a Business Combination, to affect the substance or timing of the Company’s obligation to redeem all Public Shares if it cannot complete a Business Combination within the Combination Period, unless the Company provides public shareholders an opportunity to redeem their Public Shares, (c) not to redeem any shares included in the Private Units (the “Private Shares”) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination or sell their shares to the Company in a tender offer in connection with a Business Combination, and (d) not to participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

We have agreed to pay an affiliate of our Sponsor $5,000 per month for office space, utilities, and secretarial and administrative services, as we may require from time to time. We believe, based on rents and fees for similar services in the Beijing area, that the fee charged by our Chairman is at least as favorable as we could have obtained from an unaffiliated person.

Other than the $5,000 per-month administrative fee as described above, the $38,400 annual retainer payments to our independent directors as described below and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees, or other similar compensation, will be paid to our Sponsor, officers, directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that were made to our Sponsor, officers, directors, or our or their affiliates and are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

We pay each of our independent directors an annual retainer of $38,400 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the closing of the IPO and ending on the earlier of the consummation of our initial business combination and our liquidation.

Prior to our IPO, our Sponsor advanced to us an aggregate of $159,304 and loaned to us $300,000 to cover expenses related to such offering. We repaid these advances and loan from the proceeds of our IPO not placed in the trust account.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than the interest on such proceeds that may be released to us for working capital purposes. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 55,000 private shares if $500,000 of notes were so converted since the 50,000 private rights included in the private units would result in the issuance of an additional 5,000 private shares upon the Closing, as well as 50,000 warrants to purchase 25,000 Company common shares).

After our initial business combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers, or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our Sponsor, officers, or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that our initial business combination is fair to our public shareholders from a financial point of view.

Pursuant to a registration rights agreement we entered into on June 19, 2017, our Initial Shareholders and EarlyBirdCapital and their permitted transferees can demand that we register the Founder Shares, the private units and underlying securities, and any securities issued upon conversion of working capital loans. The holders of the majority of the Founder Shares are entitled to demand that we register these shares at any time commencing three months prior to the first anniversary of the consummation of our initial business combination. The holders of the private units (or underlying securities) are entitled to demand that we register these securities at any time after we consummate our initial business combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the consummation of our initial business combination.

On May 2, 2018, as one of the potential investors of Series B financing, Zhongshan Bison Healthcare Limited (Limited Partnership) (“Zhongshan Bison”) entered into an agreement with Xynomic Nanjing. On May 13, 2018, Zhongshan Bison made an advance of RMB9,435,000 (equivalent to US$1,425,959) to fund the operations and business development of Xynomic Nanjing. Zhongshan Bison is entitled to withdraw the advance within 5 business days after Zhongshan Bison paid the first investment of Series B financing, or if current shareholders and investors fail to subscribe shares of the Series B financing within 6 months.

On June 4, 2018, the Company entered into a share purchase agreement with certain investors (including Zhongshan Bison), pursuant to which a total of 5,281,101 Convertible Series B Preferred Shares (“Series B Preferred Shares”) were to be issued for an aggregated cash consideration of US$17,000,000. On August 16, 2018, the Series B Preferred Shares were issued and the US$17,000,000 were received.

As of November 1, 2018, the Company repaid RMB1, 800,000 (equivalent to US$262,743) of the advance from ZhongShan Bison.

Zhongshan Bison Healthcare Limited (Limited Partnership) (“Zhongshan Bison”) is holding 1,553,265 shares of Series B preferred stock of Xynomic representing approximately 2.96% equity interest in Xynomic immediately prior to the Closing. Mr. Peixin Xu, the Chairman of Bison, is the beneficial owner of 21% of Zhongshan Bison and his wife owns 100% of Sponsor.

As of the date hereof, Bison has issued a $400,000 note to the Sponsor which is convertible into private units at the Sponsor’s discretion at the Closing.

SHAREHOLDER PROPOSALS

We anticipate that the 2017 annual meeting of stockholders will be held no later than December 31, 2019. If you intend to present a proposal at the 2019 annual meeting of shareholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for 2018 annual meeting of stockholders; provided, however, that in the event that the 2019 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2018 annual meeting, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the 2019 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2019 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2019 annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing, China.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website athttp://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Meeting, you should contact us by telephone or in writing:

Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing 100016, China

Attn: Jim (Keshu) Li
Tel: (86)10-8444-6968
Email: jim.li@bisonholding.com

BISON CAPITAL ACQUISITION CORP.
609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing, China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 a.m., local time on December 28, 2018

(Record Date – November 21, 2018)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James Jiayuan Tong and Keshu (“Jim”) Li, or either of them, as proxies of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of Bison Capital Acquisition Corp., which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of Bison Capital Acquisition Corp., on Friday, December 28, 2018, at 9:30 a.m. local time, at the Company’s corporate office, 609-610 21st Century Tower No. 40 Liangmaqiao Road Chaoyang District, Beijing China and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”

OF PROPOSAL 1, “FOR” OF PROPOSALS 2 AND PROPOSAL 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

01 Richard Wu	02 Charles Prizzi	03 Thomas Folinsbee

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: _______________________________

PROPOSAL 2: To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017 and the interim periods ended March 31, 2018, June 30, 2018 and September 30, 2018.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals;

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting     ☐ YES        ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print): ____________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	______________________________________________________

______________________________________________________